UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

Victory Oilfield Tech, Inc.
(Exact name of registrant as specified in its charter)

Nevada	002-76219-NY	87-0564472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3355 Bee Caves Road, Suite 608, Austin, Texas	78746
(Address of principal executive offices)	(Zip Code)

(512) 347-7300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[ ]

Item 8.01	Other Events

On March 25, 2020, the U.S. Securities and Exchange Commission (the “Commission”) issued orders under Section 36 (Release No. 34-88465) of the Securities Exchange Act of 1934 (“Exchange Act”) granting exemptions from specified provisions of the Exchange Act and certain rules thereunder (the “Order”). The Order provides that a registrant (as defined in Exchange Act Rule 12b-2) subject to the reporting requirements of Exchange Act Section 13(a) or 15(d), and any person required to make any filings with respect to such a registrant, is exempt from any requirement to file or furnish materials with the Commission under Exchange Act Sections 13(a), 13(f), 13(g), 14(a), 14(c), 14(f), 15(d) and Regulations 13A, Regulation 13D-G (except for those provisions mandating the filing of Schedule 13D or amendments to Schedule 13D), 14A, 14C and 15D, and Exchange Act Rules 13f-1, and 14f-1, as applicable, where certain conditions are satisfied.

Victory Oilfield Tech, Inc. (the “Company”) is furnishing this Current Report on Form 8-K to indicate its reliance on the Order in connection with the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 (the “Annual Report”) as a result of the circumstances set forth below.

The Company’s headquarters and operations are located in areas of the United States currently on “lock-down” orders or “shelter in place” recommendations for the national health crisis. Because our accounting personnel are now working remotely, this has slowed everyone’s workflow and the Company’s ability to complete its financial statements. As a result of the travel and work restrictions stemming from the COVID-19 pandemic, and our accounting personnel’s inability for several weeks to access a physical server with files necessary to complete the Annual Report, the Company is unable to complete financial statements and records that it needs to permit the Company to file a timely and accurate Annual Report by the prescribed date. The Company currently expects to file the Annual Report no later than May 14, 2020, which is 45 days after the Annual Report’s original filing deadline.

In light of the current COVID-19 pandemic, the Company will be including the following Risk Factor in its Annual Report, as may be updated to reflect subsequent events impacting the Company:

AN OCCURRENCE OF AN UNCONTROLLABLE EVENT SUCH AS THE COVID-19 PANDEMIC IS LIKELY TO NEGATIVELY IMPACT OUR OPERATIONS.

The ongoing coronavirus outbreak which began at the beginning of 2020 has impacted various businesses throughout the world, including travel restrictions and the extended shutdown of certain businesses in impacted geographic regions. A pandemic typically results in social distancing, travel bans and quarantine, and the effects of, and response to, the COVID-19 pandemic has so far limited access to our corporate office, personnel and professional advisors. If the coronavirus outbreak situation should worsen, we may experience additional disruptions to our business. The extent to which the coronavirus impacts our operations will depend on future developments, which are highly uncertain and cannot be predicted, including the duration of the outbreak, new information that may emerge concerning the severity of the coronavirus and the actions to contain the coronavirus or treat its impact, among others.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2020	VICTORY OILFIELD TECH, INC.

/s/ Kevin DeLeon
Name: Kevin DeLeon
Title: Interim Chief Executive Officer